UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2012

El Paso Pipeline Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33825	26-0789784
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

500 Dallas Street, Suite 1000

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-369-9000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 8, 2012, El Paso Pipeline Partners Operating Company, L.L.C. (the “Operating Company”), a wholly owned subsidiary of El Paso Pipeline Partners, L.P. (the “Partnership”), successfully completed the issuance and sale of  $475 million aggregate principal amount of the Operating Company’s 4.70% Senior Notes due 2042 (the “Notes”), which are guaranteed (the “Guarantee”) by the Partnership.

In connection with the issuance and sale of the Notes, the Operating Company, the Partnership and HSBC Bank USA, National Association, as Trustee (the “Trustee”), entered into a fourth supplemental indenture dated as of November 8, 2012 (the “Fourth Supplemental Indenture”) to the indenture dated as of March 30, 2010 between the Operating Company and the Trustee (the “Base Indenture”), which Fourth Supplemental Indenture sets forth the specific terms applicable to the Notes and the Guarantee.  Copies of the Base Indenture and the Fourth Supplemental Indenture are filed herewith as Exhibits 4.1 and 4.2, respectively and are incorporated herein by reference.

Interest on the Notes will accrue from November 8, 2012 and will be payable semiannually on May 1 and November 1 of each year, commencing on May 1, 2013. The Notes will mature on November 1, 2042.  The Operating Company may, at its option, redeem all or part of the Notes at any time prior to six months before their maturity date at a price equal to the greater of 100% of the principal amount of the Notes being redeemed and a make-whole price, in each case plus accrued and unpaid interest.  At any time beginning six months before the maturity date of the Notes, the Operating Company may, at its option, redeem all or part of the Notes at a price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest.  The Fourth Supplemental Indenture also provides for certain customary covenants and events of default applicable to the Notes.

The descriptions of the Base Indenture and the Fourth Supplemental Indenture contained in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture and the Fourth Supplemental Indenture, incorporated herein by reference from Exhibits 4.1 and 4.2 hereof, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

4.1

Indenture, dated March 30, 2010, between El Paso Pipeline Partners Operating Company, L.L.C. and HSBC Bank USA, National Association (incorporated by reference to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) (File No. 001-33825) on April 5, 2010).

4.2#	Fourth Supplemental Indenture, dated November 8, 2012, by and among El Paso Pipeline Partners Operating Company, L.L.C., El Paso Pipeline Partners, L.P. and HSBC Bank USA, National Association.

# Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.

By:	EL PASO PIPELINE GP COMPANY, L.L.C., its General Partner

By:	/s/ Kimberly A. Dang
Kimberly A. Dang
Vice President and Chief Financial Officer

Date:  November 15, 2012

EL PASO PIPELINE PARTNERS, L.P.

EXHIBIT INDEX

Each exhibit identified below is filed as a part of this report.

Exhibit Number	Description

4.1

Indenture, dated March 30, 2010, between El Paso Pipeline Partners Operating Company, L.L.C. and HSBC Bank USA, National Association (incorporated by reference to our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) (File No. 001-33825) on April 5, 2010).

4.2#	Fourth Supplemental Indenture, dated November 8, 2012, by and among El Paso Pipeline Partners Operating Company, L.L.C., El Paso Pipeline Partners, L.P. and HSBC Bank USA, National Association.

# Filed herewith